                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CANADA, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37810-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JANUARY      YEAR: 2002

               MONTH                     7/16/01-8/31/01      9/30/01       10/31/01      11/30/01   12/31/01      1/31/02
-----------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $ 1,688,935     $  1,122,478   $  1,076,560   $1,116,391  $1,156,830   $1,059,266
INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $ 1,252,362     $    884,743   $    786,631   $  819,067  $  662,161   $  584,521
NET INCOME (LOSS) (MOR-6)                  $   282,441     $    162,907   $    140,457   $  154,684  $   15,785   $  (61,844)
PAYMENTS TO INSIDERS (MOR-9)               $        --     $         --   $         --   $       --  $       --   $       --
PAYMENTS TO PROFESSIONALS (MOR-9)          $        --     $         --   $         --   $       --  $       --   $       --
TOTAL DISBURSEMENTS (MOR-7)                $22,340,404     $  1,289,890   $  2,681,498   $3,848,954  $1,130,065   $2,967,841

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                              EXP.
      See attachment 2                                DATE
------------------------------
CASUALTY                            YES (x) NO ( )  08-01-02
LIABILITY                           YES (x) NO ( )  07-01-02
VEHICLE                             YES (x) NO ( )  07-01-02
WORKER'S                            YES (x) NO ( )  07-01-02
OTHER                               YES (x) NO ( )  various


ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED  /s/ PAUL VANDERHOVEN
                         -------------------------------------------------------
                                         (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -------------------------------------------------------
MOR-1

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER:  01-37810-H4-11


                                                                                                                          PAID
   COVERAGE          POLICY PERIOD   POLICY NO.                      LIMITS                CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2


MOR-1 ATTACHMENT 2

                                                                    Page 2 of 13
                                                                         2/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 3 of 13
                                                                         2/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JANUARY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     170                $   1,984              $       -                 $     124
        Trade accounts receivable, net              -                   44,350                     67                     2,714
        Other Receivables                           -                    1,567                      -                     3,659
        Due from affiliates                     1,090                   21,376                 12,801                         -
        Inventories                                 -                   33,468                      -                     8,636
        Prepaid expenses                           33                    4,338                      -                       108
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,293                  107,083                 12,868                    15,241

Property, plant and equipment, net                  -                  123,619                  3,074                     6,120
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  6,165                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,805                      -                     1,331
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,218                $ 362,742              $  22,107                 $  22,692
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   -                  142,108                  1,702                     5,638
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   29,528                      -                     7,415
        Unsecured debt                        186,538                  280,615                  1,110                    70,749
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,794
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date       (985)                 (49,001)                 3,961                    (4,563)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (2)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,617)                (499,842)                19,295                  (134,618)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,617)                (502,379)                19,295                  (134,618)

TOTAL LIABILITIES AND EQUITY                $  37,218                $ 362,742              $  22,107                 $  22,692
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       -             $       -                 $      50
        Trade accounts receivable, net             -                     2,274                   914                     4,531
        Other Receivables                          -                     4,371                     -                         -
        Due from affiliates                    2,967                    51,814                   666                     6,590
        Inventories                                -                         -                   278                     1,615
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,684                    58,459                 1,858                    12,786

Property, plant and equipment, net                 -                         -                     -                    42,977
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   296,023                 1,804                         -
Other assets                                   2,662                     5,284                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,346                 $ 359,766             $   3,662                 $  55,763
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 48                    20,014                   648                     1,953
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          474                     8,702                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,478
        Other / Intercompany                       -                     5,351                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,232                     1,803
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (447)                      693                  (511)                      438
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 332                    (6,505)                2,844                    (8,668)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       332                    (6,505)                2,844                    (8,668)

TOTAL LIABILITIES AND EQUITY                $  5,346                 $ 359,766             $   3,662                 $  55,763
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,328
        Trade accounts receivable, net              -                 54,850
        Other Receivables                           -                  9,597
        Due from affiliates                   (99,100)                (1,796)
        Inventories                                 -                 43,997
        Prepaid expenses                            -                  4,196
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (99,100)               113,172

Property, plant and equipment, net                  -                175,790
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,665
Investments in Subs                          (382,169)                45,453
Other assets                                       (1)                45,946
                                            --------------------------------

TOTAL ASSETS                                $(481,270)             $ 388,026
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (38,587)               133,524
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (7,889)                38,230
        Unsecured debt                       (132,154)               735,398
        Other / Intercompany                 (201,020)                 5,351
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,297
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,746)              (546,057)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (50,415)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (2)
                                            --------------------------------
                                              (40,747)              (844,526)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,747)              (847,063)

TOTAL LIABILITIES AND EQUITY                $(481,270)             $ 388,026
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CANADA, INC.                     CASE NUMBER: 01-37810-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)   Sep-2001    10/31/01      11/30/01      12/31/01       1/31/02       MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $     807    $     257   $      467    $      276   $       420     $     440     $    --
ROYALTY AND REVENUE PAYABLE                     --           --           --            --            --            --          --
NOTES PAYABLE - INSURANCE                   19,409       19,409       19,409        19,409        19,410        19,409          --
TAX PAYABLE:                                    --           --           --            --            --            --          --
    Federal Payroll Taxes                       --           --           --            --            --            --          --
    State Payroll & Sales                       --           --           --            --            --            --          --
    Ad Valorem Taxes                            --           --           --            --            --            --          --
    Other Taxes                                 --           --           --            21             8            35          --
TOTAL TAXES PAYABLE                      $      --    $      --   $       --    $       21    $        8     $      35          --
SECURED DEBT POST-PETITION                      --           --           --            --            --            --          --
ACCRUED INTEREST PAYABLE                        --           --           --            --            --            --          --
*ACCRUED PROFESSIONAL FEES:                     --           --           --            --            --            --          --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs          --          108           70            90           110            130         --
  2.  Lease Operating Expenses/Capital          --           --           --            --            --             --         --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $  20,216    $  19,774   $   19,946    $   19,796    $   19,947     $   20,014         --
====================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      1/31/02
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 75,457   $  70,976     $      --   $       228   $    4,253   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 75,457   $  70,976     $      --   $       228   $    4,253   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 42,738    $ 42,738     $     --   $     --   $     --   $     --

        31-60         1,086       1,086           --         --         --         --

        61-90           (82)        (82)          --         --         --         --

        91 +         22,940      22,940           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 66,682    $ 66,682     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JANUARY 31, 2002


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       20,053,870    $          302,130    $        1,578,891
TOTAL COST OF REVENUES                                         --            19,648,584               302,130             1,802,124
GROSS PROFIT                                   $               --    $          405,286    $               --    $         (223,233)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           51,350    $          888,529    $               --    $          115,959
  Insiders Compensation                                        --               142,597                    --                    --
  Professional Fees                                            --             1,707,557                    --                    --
  Other (Earnings in Joint Venture)                            --               464,670              (464,670)                   --

TOTAL OPERATING EXPENSE                        $           51,350    $        3,203,353    $         (464,670)   $          115,959
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (51,350)   $       (2,798,067)   $          464,670    $         (339,192)
INTEREST EXPENSE (includes amort of debt fees)               (184)            2,500,805                    --               614,434
DEPRECIATION                                                   --             1,881,286                    --                47,618
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (184)   $        4,382,091    $               --    $          662,052
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (51,166)   $       (7,180,158)   $          464,670    $       (1,001,244)
INCOME TAXES                                                   --                    --                24,982                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (51,166)   $       (7,180,158)   $          439,688    $       (1,001,244)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,059,266  $           328,152
TOTAL COST OF REVENUES                                          --               193,620              499,502
GROSS PROFIT                                    $           83,333    $          865,646   $         (171,350)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            5,970    $          281,125   $          (90,173)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            5,970    $          281,125   $          (90,173)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           77,363    $          584,521   $          (81,177)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,570                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,365   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           16,698    $          (61,844)  $          (81,177)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           16,698    $          (61,844)  $          (81,177)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,335,583   $         (83,333)    $      26,657,892
TOTAL COST OF REVENUES                                       2,068,154             (83,333)           24,430,781
GROSS PROFIT                                        $        1,267,429   $              --     $       2,227,111
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          627,517   $        (558,861)            1,321,416
  Insiders Compensation                                             --                  --               142,597
  Professional Fees                                                 --                  --             1,707,557
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          627,517   $        (558,861)    $       3,171,570
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          639,912   $         558,861              (944,459)
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,872,151
DEPRECIATION                                                   407,434                  --             2,845,133
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          407,434   $         558,861     $       6,717,284
=================================================================================================================
NET INCOME BEFORE TAXES                             $          232,478   $              --     $      (7,661,743)
INCOME TAXES                                                        --                  --                24,982
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          232,478   $              --     $      (7,686,725)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CANADA INC.                      CASE NUMBER: 01-37810-H4-11

   CASH RECEIPTS AND
   DISBURSEMENTS                                      8/31/2001(1)      9/30/01      10/31/01   11/30/01    12/31/01       1/31/02
------------------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                        $      271,082   $   507,515  $  915,961   $  329,491  $    9,021    $    19,490
RECEIPTS:
2.  CASH SALES                                     $           --   $        --  $       --   $       --  $  392,516
3.  COLLECTION OF ACCOUNTS RECEIVABLE                   2,837,627       961,439   2,094,812      831,076                  1,978,631
4.  LOANS & ADVANCES (attach list)                             --
5.  SALE OF ASSETS                                             --
6.  OTHER (attach list)                                19,739,210       736,897         216    2,697,409     748,018        923,764
TOTAL RECEIPTS                                     $   22,576,837   $ 1,698,336  $2,095,028   $3,528,485  $1,140,534    $ 2,902,395
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                                 N/A           N/A         N/A           N/A        N/A

DISBURSEMENTS:
7.  NET PAYROLL                                    $           --   $        --  $       --   $        -- $
8.  PAYROLL TAXES PAID                                         --
9.  SALES, USE & OTHER TAXES PAID                           1,840        72,245       5,916       46,425      15,790          7,707
10. SECURED/RENTAL/LEASES                                      --                                                                --
11. UTILITIES                                                  --                                                                --
12. INSURANCE                                                  --                                                                --
13. INVENTORY PURCHASES                                        --                                                                --
14. VEHICLE EXPENSES                                           --                                                                --
15. TRAVEL & ENTERTAINMENT                                     --                                                                --
16. REPAIRS, MAINTENANCE & SUPPLIES                            --                                                                --
17. ADMINISTRATIVE & SELLING                               21,145            35      14,940      211,897     107,893        143,435
18. OTHER (attach list)                                22,317,418     1,217,610   2,660,642    3,590,632   1,006,383      2,816,699

TOTAL DISBURSEMENTS FROM OPERATIONS                $   22,340,404   $ 1,289,890  $2,681,498   $3,848,954  $1,130,065    $ 2,967,841
19. PROFESSIONAL FEES                              $           --   $        --  $       --   $       --
20. U.S. TRUSTEE FEES                                          --            --          --           --
21. OTHER REORGANIZATION EXPENSES (attach list)                --            --          --           --
TOTAL DISBURSEMENTS                                $   22,340,404   $ 1,289,890  $2,681,498   $3,848,954  $1,130,065    $ 2,967,841
22. NET CASH FLOW                                  $      236,433   $   408,446  $ (586,470)  $ (320,470) $   10,469    $   (65,446)
23. CASH - END OF MONTH (MOR-2)                    $      507,515   $   915,961  $  329,491   $    9,021  $   19,490    $   (45,956)


   CASH RECEIPTS AND                                 FILING TO
   DISBURSEMENTS                                          DATE
---------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                        $   271,082
RECEIPTS:
2.  CASH SALES                                     $        --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                9,096,100
4.  LOANS & ADVANCES (attach list)                          --
5.  SALE OF ASSETS                                          --
6.  OTHER (attach list)                             24,845,514
TOTAL RECEIPTS                                     $33,941,614
(Withdrawal)Contribution by Individual
Debtor MFR-2*                                              N/A

DISBURSEMENTS:
7.  NET PAYROLL                                    $        --
8.  PAYROLL TAXES PAID                                      --
9.  SALES, USE & OTHER TAXES PAID                      149,923
10. SECURED/RENTAL/LEASES                                   --
11. UTILITIES                                               --
12. INSURANCE                                               --
13. INVENTORY PURCHASES                                     --
14. VEHICLE EXPENSES                                        --
15. TRAVEL & ENTERTAINMENT                                  --
16. REPAIRS, MAINTENANCE & SUPPLIES                         --
17. ADMINISTRATIVE & SELLING                           499,345
18. OTHER (attach list)                             33,609,384

TOTAL DISBURSEMENTS FROM OPERATIONS                $34,258,652
19. PROFESSIONAL FEES                              $        --
20. U.S. TRUSTEE FEES                                       --
21. OTHER REORGANIZATION EXPENSES (attach list)             --
TOTAL DISBURSEMENTS                                $34,258,652
22. NET CASH FLOW                                  $  (317,038)
23. CASH - END OF MONTH (MOR-2)                    $   (45,956)


(1) Represents the period 7/17/01 through 8/31/01.

    MOR-7                                 *Applies to Individual debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11



   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                 8/31/2001 (1)       9/30/01         10/31/01
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $      1,107      $       185       $      204
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous                                                                      3,887               12
       Emission Credits
       Loan Advance from a subsidiary - Sterling NRO                19,409,155               --
       Return of investment from SPCUS
       Rec'd in error, to be returned in Sep 01 SPC Ltd                328,947         (328,947)
       cash receipts re Inter company AR                                                827,114               --
       rec'd in error and to be returned in Nov 01.                                     234,658

   TOTAL OTHER RECEIPTS                                           $ 19,739,210      $   736,897       $      216
   18. OTHER DISBURSEMENTS:
       Workover Expense
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals               22,317,418          329,798           78,000
       cash disbursements re Inter company AP                                           663,621
       CIT revolver cash sweep                                                          155,838        2,582,642
       Capital contribution to SPCUS                                                     68,353
   TOTAL OTHER DISBURSEMENTS                                      $ 22,317,418      $ 1,217,610       $2,660,642



   OTHER CASH RECEIPTS AND                                      11/30/01             12/31/01        1/31/02         FILING TO
   DISBURSEMENTS:                                                                                                       DATE
-----------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                      2              13           $ 1,512
       401(k) Plan Refund                                                                                  --                --
       Cobra Insurance Payment                                             23                              --                --
       Miscellaneous                                                                                       --             3,922
       Emission Credits                                                                                    --                --
       Loan Advance from a subsidiary - Sterling NRO                                                       --        19,409,155
       Return of investment from SPCUS                              1,463,216         107,183              --         1,570,399
       Rec'd in error, to be returned in Sep 01 SPC Ltd                                                    --                --
       cash receipts re Inter company AR                            1,234,170         640,833         923,751         3,625,868
       rec'd in error and to be returned in Nov 01.                                                        --           234,658

   TOTAL OTHER RECEIPTS                                            $2,697,409      $  748,018     $   923,764      $ 24,845,514
   18. OTHER DISBURSEMENTS:
       Workover Expense                                                                                    --                --
       Capital Expenditures                                                                                --                --
       Interest Payment                                                                                    --                --
       Pre-petition checks voided in current period                                                        --                --
       Advance to Parent company - Sterling Chemicals               1,982,808         484,482         119,811        25,312,317
       cash disbursements re Inter company AP                         454,578         228,534         440,050         1,786,783
       CIT revolver cash sweep                                      1,153,246         293,367       1,891,948         6,077,040
       Capital contribution to SPCUS                                                                  364,890           433,243
   TOTAL OTHER DISBURSEMENTS                                       $3,590,632      $1,006,383     $ 2,816,699      $ 33,609,384





    (1)Represents the period 7/17/01 through 8/31/01.



                           MOR-7 ATTACHMENT

CASE NAME:  STERLING CANADA, INC.                 CASE NUMBER:  01-37810-H-11

                             MONTH OF JANUARY 2002


                                               Bank One      Chase Manhattan   Chase Manhattan         CIBC
  CASH RECEIPTS AND                            5561841         001-00526970      001-03317054        77-01713
  DISBURSEMENTS                                Lock Box          General           Checking          Checking           Total
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                        1,000               100             4,746            13,644            19,490
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE          1,815,624           103,697                              59,311         1,978,631

  4.  LOANS & ADVANCES (attach list)

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --           923,751                13           923,764
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                 1,815,624           103,697           923,751            59,324         2,902,395
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --                --

  8.  PAYROLL TAXES PAID                                                                                                        --

  9.  SALES, USE & OTHER TAXES PAID                                                                        7,707             7,707

  10. SECURED/RENTAL/LEASES                                                                                                     --

  11. UTILITIES                                                                                                                 --

  12. INSURANCE                                                                                                                 --

  13. INVENTORY PURCHASES                                                                                                       --

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                                    --

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                           --

  17. ADMINISTRATIVE & SELLING                                                         138,480             4,955           143,435

  18. OTHER (attach list)                        1,788,252           103,697           924,751                --         2,816,699
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS            1,788,252           103,697         1,063,231            12,662         2,967,841
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --                --

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                            1,788,252           103,697         1,063,231            12,662         2,967,841
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                 27,372                --          (139,480)           46,662           (65,446)

  23. CASH - END OF MONTH (MOR-2)                   28,372               100          (134,734)           60,306           (45,956)

(1) Represents the period 7/17/01 through 8/31/01.

MOR-7

                    *  Applies to Individuals debtor's only.

CASE NAME: STERLING CANADA, INC.                   CASE NUMBER:  01-37810-H4-11

                             MONTH OF JANUARY 2002

                                                                                       Chase             Chase
                                                                     Bank One        Manhatten         Manhatten
   OTHER CASH RECEIPTS AND                                           5561841        001-00526970      001-03317054
   DISBURSEMENTS:                                                    Lock Box         General           Checking
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                            $         --      $        --       $       --
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Transfer Between Accounts
       Loan Advance from a subsidiary - Sterling NRO                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.
       Return of investment from SPCUS
       cash receipts re Inter company AR                                                                 923,751
       rec'd in error and to be returned in Oct 01.                                                           --

   TOTAL OTHER RECEIPTS                                           $         --      $        --       $  923,751
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                              --
       Capital Expenditures
       Interest Payment
       Pre-petition checks voided in current period
       Advance to Parent company - Sterling Chemicals                                                    119,811
       cash disbursements re Inter company AP                                                            440,050
       CIT revolver cash sweep                                       1,788,252          103,697
       Capital contribution to SPCUS                                                                     364,890
   TOTAL OTHER DISBURSEMENTS                                      $  1,788,252      $   103,697       $  924,751


                                                                     CIBC
   OTHER CASH RECEIPTS AND                                         77-01713
   DISBURSEMENTS:                                                  Checking                               Total
--------------------------------------------------------------------------------------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                     13                       $        13
       401(k) Plan Refund                                                                                    --
       Cobra Insurance Payment                                                                               --
       Miscellaneous                                                       --                                --
       Transfer Between Accounts                                           --                                --
       Loan Advance from a subsidiary - Sterling NRO                                                         --
       Funds belonging to Sterling Pulp Chemicals Ltd.                                                       --
       Return of investment from SPCUS                                                                       --
       cash receipts re Inter company AR                                                                923,751
       rec'd in error and to be returned in Oct 01.                                                          --

   TOTAL OTHER RECEIPTS                                            $       13          $    --      $   923,764
   18. OTHER DISBURSEMENTS:
       Transfer Between Accounts                                                                             --
       Capital Expenditures                                                                                  --
       Interest Payment                                                                                      --
       Pre-petition checks voided in current period                                                          --
       Advance to Parent company - Sterling Chemicals                      --                           119,811
       cash disbursements re Inter company AP                              --                           440,050
       CIT revolver cash sweep                                                                        1,891,948
       Capital contribution to SPCUS                                                                    364,890
   TOTAL OTHER DISBURSEMENTS                                       $       --         $    --       $ 2,816,699


    (1)Represents the period 7/17/01 through 8/31/01.



                           MOR-7 ATTACHMENT

CASE NAME: Sterling Canada, Inc.                     CASE NUMBER: 01-37810-H4-11


                          CASH ACCOUNT RECONCILIATION
                           MONTH OF JANUARY 31, 2002

BANK NAME                      Bank One    Chase Manhattan  Chase Manhattan                   CIBC
ACCOUNT NUMBER                  5561841     001-00526970     001-03317054                   77-01713
ACCOUNT TYPE                   Lock Box       General          Checking      Consolidated   Checking                       TOTAL
------------                 ------------  ---------------  ---------------  ------------  ----------                  ------------
BANK BALANCE                 $     28,373   $        100     $      1,870     $    30,343   $  64,997                  $     95,340
DEPOSIT IN TRANSIT                                                                                 --                            --
OUTSTANDING CHECKS                                               (136,604)       (136,604)         --                      (141,296)
ADJUSTED BANK BALANCE        $     28,373   $        100     $   (134,734)    $  (106,261)  $  (4,691)   $ --    $ --  $    (45,956)
BEGINNING CASH - PER BOOKS   $      1,000   $        100     $      4,746     $     5,846   $  60,305                  $     19,490
RECEIPTS                        1,815,624        103,697          923,751       2,843,071      13,644                  $  2,902,395
TRANSFERS BETWEEN ACCOUNTS                                                             --      59,324                            --
(WITHDRAWAL)CONTRIBUTION-                                                                                                        --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                       --
CHECKS/OTHER DISBURSEMENTS     (1,788,252)      (103,697)      (1,063,231)     (2,955,179)    (12,662)                 $ (2,967,841)
ENDING CASH - PER BOOKS      $     28,373    $       100     $   (134,734)    $  (106,261)  $  60,305    $ --    $ --  $    (45,956)

            MOR-8

CASE NAME: STERLING CANADA, INC.                    CASE NUMBER: 01-37810-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS: NAME/POSITION     8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
        /COMP TYPE (2)                                                                                                        DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --     $      --    $      --     $      --       $      --       $      --
2.                                      --               --            --           --            --              --              --
3.                                      --               --            --           --            --              --              --
4.                                      --               --            --           --            --              --              --
5.                                      --               --            --           --            --              --              --
6.                                      --               --            --           --            --              --              --
7.                                      --               --            --           --            --              --              --
8.                                      --               --            --           --            --              --              --
9.                                      --               --            --           --            --              --              --
TOTAL INSIDERS (MOR-1)           $      --        $      --     $      --    $      --     $      --       $      --       $      --

      PROFESSIONALS            8/31/2001 (1)      Sep-2001      Oct-2001     Nov-2001      Dec-2001        Jan-2002        FILING TO
     NAME/ORDER DATE                                                                                                         DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                               $      --        $      --      $      --   $      --     $      --       $      --       $      --
2.                                      --               --             --          --            --              --              --
3.                                      --               --             --          --            --              --              --
4.                                      --               --             --          --            --              --              --
5.                                      --               --             --          --            --              --              --
6.                                      --               --             --          --            --              --              --
TOTAL PROFESSIONALS (MOR-1)      $      --        $      --      $      --   $      --     $      --       $      --       $      --


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

              MOR-9